UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 16, 2026

Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 201 Tresser Boulevard, Suite 400
Stamford
Connecticut	06901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (203) 504-1020
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective April 16, 2026, Takayuki Sakakida resigned as a member of the Board of Directors (the “Board”) of Aircastle Limited (the “Company”). Mr. Sakakida has been a Director of the Company since March 2020 and Chairman of the Board since April 2024. He was also a member of the Investment, Audit, Risk & Governance, and Compensation Committees of the Board.
Effective April 16, 2026, Takashi Tsunoda resigned as a member of the Board of the Company. Mr. Tsunoda has been a Director of the Company since June 2024.
Effective April 16, 2026, Tomoaki Ogasawara has become a member of the Board, and appointed Chairman, as well as the Investment, Audit, Risk & Governance, and Compensation Committees of the Board. Mr. Ogasawara was nominated to the Board by Marubeni Corporation (“Marubeni”) and appointed as Director as set forth in the Company's Bye-Laws.
Mr. Ogasawara joined Marubeni in 1996 and has held various positions during his tenure. From 2024 until March 2026, he was Managing Director of Total Engine Asset Management, the Singapore based engine leasing joint venture between Marubeni and ST Engineering. Prior to that, he served as General Manager of Marubeni’s Aircraft Leasing Business Department. Mr. Ogasawara is a graduate of Hitotsubashi University, Tokyo.
Effective April 16, 2026, Satoshi Irie has become a member of the Board. Mr. Irie was nominated to the Board by Marubeni and appointed as Director as set forth in the Company's Bye-Laws.
Mr. Irie joined Marubeni in 1999 and is currently General Manager of Marubeni’s Asset Finance Department. From 2021 until 2025 he was General Manager of the Finance, Leasing & Real Estate department of Marubeni ASEAN Pte. Ltd., a wholly owned subsidiary of Marubeni; and he also served on the board of directors of the Singapore-headquartered fintech company AND Global Pte. Ltd. Prior to that, Mr. Irie was a General Manager in Marubeni’s Finance & Leasing Business Section III. He holds a bachelor’s degree in economics from Hitotsubashi University, Tokyo.
Messrs. Ogasawara and Irie will not receive any compensation from the Company for their service as directors.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED (Registrant)

/s/ Sarah Clarkin
Sarah Clarkin
Chief Legal Officer and Secretary
Date: April 16, 2026